Investor Presentation November 2014 Exhibit 99.1

Forward-Looking Statements
Certain statements contained in this presentation are forward-looking statements.  Pursuant to federal securities regulations, we have set forth cautionary statements relating to those forward-looking statements in our Annual Report on Form 10-K for the year ended
December 31, 2013, in our Quarterly Report on Form 10-Q for the quarter ended
September 30, 2014 and other filings with the Securities and Exchange Commission.  We urge readers to review and carefully consider these cautionary statements and the other disclosures we make in our filings with the SEC.
This presentation contains non-GAAP financial measures that are not determined in accordance with United States GAAP.  These non-GAAP financial measures should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with United States GAAP.  A reconciliation of those financial measures to United States GAAP financial measures is included under
“Supplemental Information” in this presentation and is available on the company’s website at
www.tredegar.com under “Investors.”
The presentation speaks as of the date thereof.  Tredegar is not, and should not be deemed to be, updating or reaffirming any information contained therein.  We do not undertake, and expressly disclaim any duty, to update any forward-looking statements made in this presentation to reflect any change in management’s expectations or any change in conditions, assumptions or circumstances on which such statements are based.
1

Net Sales

by Segment                                                     Net Sales
1
by Geography
Global footprint
Kerkrade, The Netherlands
Rétság, Hungary
São Paulo, Brazil
Cabo de Santo Agostinho, Brazil
South America - Films
Guangzhou, China
Shanghai, China
Pune, India
Asia - Films
Europe - Films
Bonnell
Newnan, GA
Carthage, TN
Elkhart, IN
Niles, MI
1
Net sales represent sales less freight. See Note 1 in GAAP to Non-GAAP Reconciliations for more information on this non-GAAP financial measure.
* Leased facilities
Tredegar Corporation
Business Profile
2
$916 million Net Sales
1
in LTM September 2014
Film
Products
64%
Aluminum
Extrusions
36%
Latin
America
11%
North
America
63%
Europe
14%
Asia
12%
North America
Films
Bloomfield, NY
Lake Zurich, IL
Morrisville, NC
*
Pottsville, PA
Richmond, VA
*
Terre Haute, IN

Tredegar Film Products
Business Profile
3
($ in millions)
LTM Net Sales
LTM Adjusted EBITDA
Adjusted EBITDA Margin
• Global and regional consumer care producers
• Major manufacturers of flat panel display
components
• Major food packaging producers and converters
• Personal care products – feminine hygiene, baby
diapers and adult incontinence products
• Flexible packaging – food
• High-value components of flat panel displays,
including LCD televisions, monitors, notebooks,
smartphones, tablets and digital signage
• Films for other markets, such as lighting
1
Net sales represent sales less freight.  See Note 1 in GAAP to Non-GAAP Reconciliations for more information on this non-GAAP financial measure.
2
See Note 2 in GAAP to Non-GAAP Reconciliations for more information on this non-GAAP financial measure.
Personal
Care
56%
Flexible
Packaging
19%
Surface
Protection
15%
Other 10%
($590 million Net Sales
1
in LTM 2014)
Customers
Primary End Use Markets
1
2
$590
$92
15.6%

Bonnell Aluminum
Business Profile

($ in millions)
LTM Net Sales
LTM Adjusted EBITDA
Adjusted EBITDA Margin
1
Net sales represent sales less freight.  See Note 1 in GAAP to Non-GAAP Reconciliations for more information on this non-GAAP financial measure.
2
See Note 2 in GAAP to Non-GAAP Reconciliations for more information on this non-GAAP financial measure.
$327
$34
10.5% 2
2
1
Non -
residential
B&C 60%
Residential
B&C 6%
Automotive
7%
Consumer
Durables
12%
Machinery
& Equip 7%
Other  8%
(149 million pounds in LTM 2014)
• Glazing contractors and fabricators
• Consumer durables, machinery and equipment,
and electrical OEMs
• Tier I and II suppliers to automotive OEMs
• Curtain wall, store fronts and entrances, doors,
windows, wall panels and other building
components
• Consumer durables such as major appliances,
pleasure boats and recreational watercraft,
office and institutional furniture
• Material handling equipment, linear motion and
conveying systems, modular framing
• Automobile and light truck structural
components
Customers
Primary End Use Markets

2011
Acquired
Bright View
Technologies
(specialty films)
2010 2014 LTM
Net
Sales¹
$720 $916
Adj
EBITDA²
$90 $103
($ in millions)
Opened Pune,
India Plant
(personal care
films)
Acquired
Terphane (flexible
packaging films)
Closed
Kentland
Plant
(extrusions)
Acquired
AACOA
Divested
Falling
Springs
Significant
Capacity
Expansion
Projects
Launched New
Product Platforms
(surface protection
and elastics)
New
Automotive
Press
New Flexible
Packaging Line
Translating Strategy into Action
Laying the Foundation for Long-term Growth
Increased
quarterly dividend
Increased
quarterly dividend
Increased quarterly
dividend and paid
special dividend
Increased
quarterly dividend
Repurchased
shares
6
2012 2010 2013 2014
1
2
Reflects inclusion of acquisitions subsequent to their acquisition dates: Bright View (2/3/10), Terphane (10/24/11) and AACOA (10/1/12).
  Net sales represent sales less freight.  See Note 1 in GAAP to Non-GAAP Reconciliations for more information on this non-GAAP financial measure.
  See Note 2 in GAAP to Non-GAAP Reconciliations for more information on this non-GAAP financial measure.

7
Tredegar Corporation
Translating Strategy into Action
Net sales represent sales less freight. See Note 1 in GAAP to Non-GAAP Reconciliations for more information on this non-GAAP financial measure.
1
$931
(lbs. millions)
($ in millions)
38%
62%
2010
P&G
All Other
$720
28%
72%
2013
70%
30%
2010
Building &
All Other
95 lbs.
60%
40%
2013
144 lbs.
Customer Concentration – Tredegar Net Sales
Nonresidential
Construction
1
End-Market Concentration – Aluminum Extrusions Volume

Tredegar Corporation
Translating Strategy into Action
Well-positioned for future growth in attractive markets
Leadership positions in diverse markets
Investments in added capacity and capabilities are in
place
Strength of product innovation is driving additional
value
Opportunity for strong earnings growth and cash flow
generation
Actively returning capital to shareholders
Overview Film Products Financials

Tredegar Corporation
Key Market Drivers Creating Growth Opportunities – Film Products
Key Market Drivers for Surface Protection Films:
New technologies for high-end TVs, tablets,
phablets and smartphones are driving growth
Expanded use of touch screen technology
Screens getting larger; flat panel display area
projected to grow 6% in 2015
Unit growth in TVs expected as consumers
upgrade  (ex. ultra-high definition, 4k
technology)
Increasing quality demands to meet high-
performance specifications – throughput and yield
critical to long-term competitiveness
8
Overview Film Products
Aluminum
Extrusions
Financials
NPD DisplaySearch, September 12, 2014
1
1

Tredegar Corporation
Key Market Drivers Creating Growth Opportunities – Film Products
Key Market Drivers for Personal Care Films:
Global growth for personal care products –
incremental volume 2014 through 2020 :
83 billion pads (3.9% CAGR)
50 billion diapers (4.5% CAGR)
Over 700 million women aged 12-49 in India
and China
9
Overview Film Products
Aluminum
Extrusions
Financials
Price Hanna Consultants, June 2014
International Data Base, U.S. Census
1
1
2
1
2
Global incremental volume of 17 billion units
2014 through 2019
(7.9% CAGR)
Developed markets represent approximately
two-thirds of global growth
Aging baby-boomers consuming retail adult
incontinence products:

Tredegar Corporation
Key Market Drivers for Flexible Packaging:
Middle class consumption in emerging markets,
including Brazil
Growing end-user demand for convenience
foods, lighter packaging and branded consumer
products
PET film offers technical advantages such as
temperature resistance, high dimensional
stability and barrier properties
Global growth of PET films projected at over
7% per year through 2018
1
PCI, “World BOPET Market 2013-2018 Statistical Summary”, May 2014
10
Film Products
Aluminum
Extrusions
Financials
1
Key Market Drivers Creating Growth Opportunities – Film Products

Tredegar Corporation
5-6% annual industry growth projected
through 2018
Growth of industrial and specialty markets,
such as consumer durables and machinery &
equipment
3% annual industry growth through 2018
Strong demand for finished products, including
anodized and painted product and fabricated
components
11
Overview Aluminum
Extrusions
Financials
FMI Construction Outlook, 3Q2014
Lawrence Capital Management, “Quarterly Downstream Outlook”, September 2014
Key Market Drivers for Nonresidential
Construction, Industrial & Specialty Markets:
Improving nonresidential building and
construction market
1
2
1
2
Key Market Drivers Creating Growth Opportunities - Bonnell Aluminum

Tredegar Corporation
Key Market Drivers Creating Growth Opportunities
Key Market Drivers for Automotive Extrusions:
Cars being re-engineered to decrease weight
and improve fuel efficiency – growing aluminum
content in vehicles
Limited qualified supply in place to meet demand
Bonnell extrusions are supporting significant
platforms such as Chrysler Jeep Cherokee
7 out of 10 pick-up trucks projected to be
aluminum-intensive vehicles by 2025
12
Overview Film Products
Aluminum
Extrusions
Financials
1
1
Ducker International, “NorthCoast Quarterly Aluminum Update”, July 2014

Tredegar Corporation
Committed to Increasing Shareholder Value

Return on invested capital expected to be in the range
of 11-12% by year-end 2016 from current rate of ~ 9%
Dividend increases convey confidence in long-term
financial outlook and cash flow generation
With a balanced view towards capital allocation, we
have the flexibility to invest in our businesses, pay
dividends, and repurchase shares

Well-positioned for future growth in attractive markets
Leadership positions in diverse markets
Investments in added capacity and capabilities are in
place
Strength of product innovation is driving additional
value
Opportunity for strong earnings growth and cash flow
generation
Actively returning capital to shareholders
Tredegar Corporation
Translating Strategy into Action
Overview Film Products Financials

Appendix

NYSE: TG
Market Cap: $616MM
HQ: Richmond, VA
Global footprint:
2,700 employees
17+ locations in
North and South
America, Europe
and Asia
Created in 1989: Ethyl Corp. (now NewMarket Corp.) spin-off
Evolved from holding company to premier manufacturing
operating company
Superior manufacturing capabilities in plastic films and
aluminum extrusions industries
Leadership positions in core markets with attractive growth
opportunities and strong long-term relationships with market-
leading customers
Attractive financial profile with financial flexibility and history of strong cash generation
2010 –
2014:
Refocused company to drive profitable growth in
core manufacturing businesses and diversified through growth to reduce customer and market concentration
Overview Film Products Financials
Key Facts
Tredegar Corporation
Company Overview
16
(as of Oct 31, 2014)
Quarterly dividend:
$0.09 / share

Major Products Primary End-Markets Customers Key Competitors
Film Products
Personal Care Materials: Apertured,
breathable, elastic and embossed films and
laminate materials for personal care markets
Feminine hygiene products, baby diapers and adult incontinence products Global and regional consumer care producers
Clopay, Nordenia, Aplix, Pantex
Surface Protection: Single and multi-layer
surface protection films for high technology
applications during the manufacturing and
transportation process
High-value components of flat panel displays, including liquid crystal display
(“LCD”) televisions, monitors, notebooks, smartphones, tablets, e-readers and digital signage
Major manufacturers of flat panel
display components
Toray, Sekesui, Hitachi
Flexible Packaging Films: Specialized
polyester (“PET”) films for use in packaging
applications
Perishable and non-perishable food packaging; non-food packaging and industrial applications
Major food packaging converters
and producers
DuPont Teijin,Toray Plastics America,
Mitsubishi
Polyethylene Overwrap and Polypropylene
Films: Films for use in thin-gauge packaging
and other applications
Overwrap for bathroom tissue and paper towels, medical devices, automotive and industrial applications
Global and regional consumer
care producers
Bemis, Berry Plastics
Films for Other Markets: Films combining
multiple technology platforms for application-
specific functionality, including optical
management
Lighting, signage, durable goods, automotive and construction applications Global and regional leaders in
LED lighting
Luminit, Fusion Optix, DuPont
Aluminum Extrusions
Custom aluminum extrusion profiles supplied in
various finishing and value-added service
options including mill (unfinished), anodized,
painted, fabricated, machined, cut-to-length,
assembled, custom packed and labeled for:
•
•
•
•
•
•
Nonresidential Construction: Doors, windows, pre-engineered structures, wall panels, partitions and interior enclosures, ducts, louvers and vents, curtain wall (commercial/architectural/monumental), store fronts and entrances, walkway covers
Residential
Construction:
Shower and tub enclosures, storm shutters
Automotive and Transportation: Automobile/light truck structural components, recreational vehicles, trim parts, after-market accessories
Consumer Durables: Commercial refrigerators and freezers, office and institutional furniture, major appliances, swimming pools, pleasure boats, recreational motorized watercraft
Machinery and Equipment: Material handling equipment, linear motion and conveyor systems, modular framing (commercial and industrial), hospital and patient care equipment
Electrical: Commercial and industrial LED lighting housings and heatsinks, solar panels, rigid and flexible conduit
Distribution: Metal service centers
Glazing contractors and
fabricators
Tier suppliers to Automotive
OEMs
Consumer durables, machinery
and equipment, electrical OEMs
Metal service centers
Sapa North America, Kaiser
Aluminum, Western Extrusions Corp.,
Keymark Aluminum Corp.
Tredegar At A Glance
17
Nonresidential and residential construction
Automotive
Consumer durables
Machinery and equipment
Electrical
Distribution

Tredegar Film Products
Annual Historical Financials
Volume (lbs. in millions)
Adjusted EBITDA
1
($ in millions)
1 See Note 2 in GAAP to Non-GAAP Reconciliations for more information on this non-GAAP financial measure.
18
Lower North American baby care
elastic laminate volume in 2014 (as
previously announced)
Lower volume, pricing pressure and
manufacturing inefficiencies in flexible
packaging
Capacity from new flexible packaging
line delayed (previously expected in
2Q); line ramping up in 4Q
Customer inventory corrections and
minor share loss in surface protection
films
219
270 270
206
185
0
50
100
150
200
250
300
2011 2012 2013 3Q13
YTD
3Q14
YTD
$96
$109
$106
$82
$68
$0
$40
$80
$120
2011 2012 2013 3Q13
YTD
3Q14
YTD
Reflects inclusion of Terphane subsequent to acquisition date of 10/24/11 and Bright View subsequent to acquisition date of 2/3/10.
2014 Performance Drivers:

Bonnell Aluminum
Annual Historical Financials
Volume (lbs. in millions)
Adjusted EBITDA
1
($ in millions)
Reflects inclusion of AACOA subsequent to acquisition date of 10/1/12.
See Note 2 in GAAP to Non-GAAP Reconciliations for more information on this non-GAAP financial measure.
19
2
2
108
115
144
109
114
-40
10
60
110
160
2011 2012 2013 3Q13
YTD
3Q14
YTD
$12
$17
$28
$19
$26
$0
$10
$20
$30
$40
2011 2012 2013 3Q13
YTD
3Q14
YTD
1
2014 Performance Drivers:
Operating efficiencies and cost
containment helping margins
Nonresidential B&C volume up 4%
year-to-date, consistent with
industry growth
Volume up with growth in
nonresidential B&C, automotive
and machinery & equipment
finished and fabricated products
Favorable mix – strength in

Tredegar Corporation
Annual Historical Financials
Net Sales
1
($ in millions)
Earnings Per Share from Ongoing Ops
3
1
Net sales represent sales less freight.  See Note 1 in GAAP to Non-GAAP Reconciliations for more information on this non-GAAP financial measure.
2
See Note 3 in GAAP to Non-GAAP Reconciliations for more information on this non-GAAP financial measure.
3
Diluted earnings per share from ongoing operations. See Note 3 in GAAP to Non-GAAP Reconciliations for more information on this non-GAAP financial measure.
20
Reflects inclusion of acquisitions subsequent to their acquisition dates: Bright View  (2/3/10); Terphane (10/24/11) and AACOA (10/1/12).
2014 Performance Drivers:
$776
$857
$931
$706
$692
0
300
600
900
1200
2011 2012 2013 3Q 13
YTD
3Q 14
YTD
$.87
$1.20
$1.15
$0.88
$0.90
$0.00
$0.50
$1.00
$1.50
2011 2012 2013 3Q 13
YTD
3Q 14
YTD
Volume growth and favorable
product mix in Bonnell Aluminum
Near-term challenges in Film
Products
Non-cash pension expense
$5.1MM favorable to prior year
Effective tax rate for net income
from ongoing operations
2
at 34%
vs. 31% for the first nine months of
2013; increase primarily resulting
from geographic income mix and
R&D credit

Tredegar Corporation
Other 2014 Year-to-Date Financial Highlights
Cash Flows from Operations
Capital Expenditures
Dividends Paid
Net Debt
Net Debt to Total Capitalization
Total Debt to Adjusted EBITDA
(LTM as of 9/30/2014)
ROIC
(LTM as of 9/30/2014)
$37.2
$32.6
$8.1
$86.9
17.3%
1.43x
8.9%
$ in millions, except percentages
21
1
2
3
4
1 As of 9/30/2014.  See Note 4 in GAAP to Non-GAAP Reconciliations for more information and a reconciliation of this non-GAAP financial measure.
2 As of 9/30/2014 . See Note 5 in GAAP to Non-GAAP Reconciliations for more information and a reconciliation of this non-GAAP financial measure.
3 As defined under Tredegar’s credit agreement.  See Tredegar’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014
(pages 32-33) for more information on this non-GAAP financial measure.
4 See Note 7 in GAAP to Non-GAAP Reconciliations for more information and a reconciliation of this non-GAAP financial measure.

Tredegar Corporation
Strong Cash Generation Profile

Free cash flow represents cash flows from operations less capital expenditures.
($ millions)
2010 2011 2012 2013
Cash Flows from Operations $46 $72 $83 $77
Capital Expenditures 20 16 33 80
Free Cash Flow
1
26 56 50 (3)
Dividends 5 6 31 9
Acquisitions 6 181 58 0
Share Repurchases 35 0 0 0
1

Tredegar Corporation
Cash Dividend History

Includes special dividend of $.75 per share.
Estimate based upon current dividend payouts, reflecting annualized increase of $.02 per share approved in May 2014.
1
2
• Quarterly dividends have more than doubled since 2010.
• A special dividend of $.75 per share was paid in 2012.
$.16
$.18
$.21
$.28
$.34
$.75
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
1996 -2010 2011 2012 2013
2014E
$.96
1
2

Tredegar Corporation
Capital Expenditures History
2014 capital expenditures are projected to include approximately $20 million for routine capital expenditures ($15MM for Film Products and $5MM for
Bonnell Aluminum)
24
1
Net sales represent sales less freight.  See Note 1 in GAAP to Non-GAAP Reconciliations for more information on this non-GAAP financial measure.
2
Represents management’s current expectation, which is subject to change.
($ millions)
Capital Expenditures 2010 2011 2012 2013
2014
Projection
2
Film Products 15.8 13.1 30.5 64.9 40.0
Bonnell Aluminum 4.3 2.7 2.3 14.7 8.0
Corporate 0.3 0.1 0.5 0.1 -
Total 20.4 15.9 33.3 79.7 48.0
% Net Sales
1
2.8% 2.0% 3.9% 8.6%

GAAP to Non-GAAP Reconciliations

GAAP to Non-GAAP Reconciliations

Tredegar acquired Bright View Technologies Corporation on February 3, 2010, and its operations were incorporated into Film Products effective January 1, 2012.
Prior year balances have been revised to conform with the current year presentation.
Film Products results include the acquisition of Terphane Holdings LLC on October 24, 2011.  Bonnell Aluminum results include the acquisition of AACOA, Inc. on
October 1, 2012.
Notes:
1. Net sales represent sales less freight.  Net sales is a financial measure that is not calculated in accordance with U.S. generally accepted accounting principles
(U.S. GAAP), and it is not intended to represent sales as defined by U.S. GAAP.  Net sales is a key measure used by the chief operating decision maker of each segment for purposes of assessing performance.  A reconciliation of net sales to sales is shown below:
YTD YTD
(In millions) Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q3 2013 Q3 2014
Film Products $157.2 $151.4 $149.2 $146.0 $143.1 $469.8 438.3
Aluminum Extrusions 78.5 73.2 79.3 84.6 89.6 236.3 253.4
Total net sales 235.7 224.6 228.5 230.6 232.7 706.1 691.7
Add back freight 7.5 6.5 6.7 6.4 7.7 22.1 20.9
Sales as shown in consolidated statements of income
$243.2 $231.1 $235.2 $237.0 $240.4 $728.2 $712.6
LTM
(In millions) 2010 2011 2012 2013 Sept 2014
Film Products $520.8 $535.5 $611.9 $621.2 $589.7
Aluminum Extrusions 199.6 240.4 245.5 309.5 326.6
Total net sales 720.4 775.9 857.4 930.7 916.3
Add back freight 17.8 18.5 24.8 28.6 27.4
Sales as shown in consolidated statements of income
$738.2 $794.4 $882.2 $959.3 $943.7
2. Adjusted EBITDA represents net income (loss) from continuing operations before interest, taxes, depreciation, amortization, unusual items, goodwill impairments, gains or losses associated with plant shutdowns, asset impairments and restructurings, gains or losses from the sale of assets, investment write-downs or write-ups, charges related to stock option awards accounted for under the fair value-based method and other items. Adjusted EBITDA is a non-GAAP financial measure that is not intended to represent net income (loss) or cash flow from operations as defined by U.S. GAAP and should not be considered as either an alternative to net income (loss) (as an indicator of operating performance) or to cash flow (as a measure of liquidity).  Tredegar uses Adjusted EBITDA as a measure of unlevered (debt-free) operating cash flow.
We also use it when comparing relative enterprise values of manufacturing companies and when measuring debt capacity.  When comparing the valuations of a peer group of manufacturing companies, we express enterprise value as a multiple of Adjusted EBITDA.  We believe Adjusted EBITDA is preferable to operating profit and other GAAP measures when applying a comparable multiple approach to enterprise valuation because it excludes the items noted above, measures of which may vary among peer companies.
A reconciliation of ongoing operating profit (loss) from continuing operations to Adjusted EBITDA is shown on the next page.  Amounts relating to corporate overhead for the prior years have been reclassified to conform with the current year’s presentation. Adjusted EBITDA for Aluminum Extrusions in 2012 includes an adjustment of $2.4 million for accelerated depreciation associated with the shutdown of its manufacturing facility in Kentland, IN.  Accelerated depreciation associated with the shutdown of the Kentland manufacturing facility was excluded from operating profit from ongoing operations.  This amount has therefore been subtracted from the amount of depreciation expense added back in calculating Adjusted EBITDA.

GAAP to Non-GAAP Reconciliations

Notes (continued):
Film Aluminum
2013 Products Extrusions Total
Operating profit (loss) from ongoing operations $              71.0 $              18.3 89.3
Add back depreciation & amortization 35.3 9.2 44.5
Adjusted EBITDA before corporate overhead  (a) 106.3 27.5 133.8
Corporate overhead - - (31.3)
Adjusted EBITDA  (c) $            106.3 $              27.5 102.5
Net sales  (b) $            621.2 $            309.5 930.7
Adjusted EBITDA margin  [(a) / (b )] 17.1% 8.9% 14.4%
Capital expenditures  (d) $              64.9 $              14.7 79.7
Adjusted EBITDA less capital expenditures [(c) - (d)] 41.4 12.8 22.9
2012
Operating profit (loss) from ongoing operations $              70.0 $                9.0 79.0
Add back depreciation & amortization 39.2 10.0 49.2
Less accelerated depreciation associated with plant shutdown (2.4) (2.4)
Adjusted EBITDA before corporate overhead  (a) 109.2 16.6 125.8
Corporate overhead - - (22.3)
Adjusted EBITDA  (c) $            109.2 $              16.6 103.5
Net sales  (b) $ 611.9 $            245.5 857.4
Adjusted EBITDA margin  [(a) / (b )] 17.8% 6.8% 14.7%
Capital expenditures  (d) $              30.5 $                2.3 33.3
Adjusted EBITDA less capital expenditures [(c) - (d)] 78.7 14.3 70.2
2011
Operating profit (loss) from ongoing operations $              59.5 $                3.5 63.0
Add back depreciation & amortization 36.3 8.3 44.6
Adjusted EBITDA before corporate overhead  (a) 95.8 11.8 107.6
Corporate overhead - - (15.5)
Adjusted EBITDA  (c) $              95.8 $               11.8 92.1
Net sales  (b) $            535.5 $            240.4 775.9
Adjusted EBITDA margin  [(a) / (b )] 17.9% 4.9% 13.9%
Capital expenditures  (d) $               13.1 $                2.7 15.9
Adjusted EBITDA less capital expenditures [(c) - (d)] 82.7 9.1 76.2
$
$
$
$
$
$
$
$
$
$
$
$

GAAP to Non-GAAP Reconciliations

Notes (continued):
Film Aluminum
Products Extrusions Total
2010
Operating profit (loss) from ongoing operations $              66.7 $              (4.2) $              62.5
Add back depreciation & amortization 34.4 9.1 43.5
Adjusted EBITDA before corporate overhead  (a) 101.1 4.9 106.0
Corporate overhead - - (16.2)
Adjusted EBITDA  (c)
$             101.1 $                4.9 $              89.8
Net sales  (b) $            520.8 $            199.6 $            720.4
Adjusted EBITDA margin  [(a) / (b )] 19.4% 2.5% 14.7%
Capital expenditures  (d) $             15.8 $                4.3 $              20.4
Adjusted EBITDA less capital expenditures [(c) - (d)] 85.3 0.6 69.4
Nine Months Ended September 30, 2014
Operating profit (loss) from ongoing operations $              44.9 $              18.6 $              63.5
Add back depreciation & amortization 23.2 7.5 30.7
Adjusted EBITDA before corporate overhead  (a) 68.1 26.1 94.2
Corporate overhead - - (16.5)
Adjusted EBITDA  (c) $             68.1 $              26.1 $              77.7
Net sales  (b) $            438.3 $            253.4 $           691.7
Adjusted EBITDA margin  [(a) / (b )] 15.5% 10.3% 13.6%
Capital expenditures  (d) $              27.4 $                5.2 $              32.6
Adjusted EBITDA less capital expenditures [(c) - (d)] 40.7 20.9 45.1
Nine Months Ended September 30, 2013
Operating profit (loss) from ongoing operations $              55.4 $              12.3 $              67.7
Add back depreciation & amortization 26.8 6.9 33.7
Adjusted EBITDA before corporate overhead  (a) 82.2 19.2 101.4
Corporate overhead - - (23.7)
Adjusted EBITDA  (c) $              82.2 $              19.2 $              77.7
Net sales  (b) $            469.8 $            236.3 $            706.1
Adjusted EBITDA margin  [(a) / (b )] 17.5% 8.1% 14.4%
Capital expenditures  (d) $              47.2 $                7.5 $              54.7
Adjusted EBITDA less capital expenditures [(c) - (d)] 35.0 11.7 23.0
Trailing Twelve Months Ended September 30, 2014
Operating profit (loss) from ongoing operations $              60.5 $              24.5 $              85.0
Add back depreciation & amortization 31.6 9.9 41.5
Adjusted EBITDA before corporate overhead  (a) 92.1 34.4 126.5
Corporate overhead - - (24.0)
Adjusted EBITDA  (c) $              92.1 $              34.4 $            102.5
Net sales  (b) $            589.7 $            326.6 $            916.3
Adjusted EBITDA margin  [(a) / (b )] 15.6% 10.5% 13.8%
Capital expenditures  (d) $              45.1 $              12.4 $              57.5
Adjusted EBITDA less capital expenditures [(c) - (d)] 47.0 22.0 45.0

GAAP to Non-GAAP Reconciliations

Notes (continued):
(in millions, except per share data) YTD YTD
Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q3 2013 Q3 2014
Net income (loss) from continuing operations as reported under U.S. GAAP $           7.4 $           9.4 $           8.5 $           3.8 $         10.7 26.5 $         23.0
After tax effects of:
(Gains) losses associated with plant shutdowns, asset impairments and restructurings 0.1 0.4 0.8 0.6 0.3 0.5 1.7
(Gains) losses from sale of assets and other 2.3 (1.0) 0.2 6.7 (2.2) 1.5 4.8
Net income from ongoing operations 9.8 $           8.8 $           9.5 $           11.1 $         8.8 $           28.5 29.5 $
Earnings (loss) from continuing operations per share under GAAP (diluted) $         0.23 $         0.29 $         0.26 $        0.11 $         0.33 0.81 $         0.70
After tax effects of:
(Gains) losses associated with plant shutdowns, asset impairments and restructurings - 0.01 0.02 0.02 0.01 0.02 0.05
(Gains) losses from sale of assets and other 0.07 (0.03) 0.01 0.21 (0.07) 0.05 0.15
Earnings per share from ongoing operations (diluted) $         0.30 $         0.27 $         0.29 $        0.34 $         0.27 0.88 $         0.90
(in millions, except per share data) LTM
2010 2011 2012 2013 Sept 2014
Net income (loss) from continuing operations as reported under U.S. GAAP $         26.8 $         28.5 $         43.2 $         35.9 $         32.4
After tax effects of:
(Gains) losses associated with plant shutdowns, asset impairments and restructurings 0.9 1.2 3.2 0.9 2.1
(Gains) losses from sale of assets and other 1.0 (1.8) (7.9) 0.5 3.8
Goodwill impairment relating to aluminum extrusions business - - - - -
Net income from ongoing operations 28.7 $         27.9 $         38.5 $         37.3 $         38.3 $
Earnings (loss) from continuing operations per share under GAAP (diluted) $         0.82 $         0.89 $         1.34 $        1.10 $         0.99
After tax effects of:
(Gains) losses associated with plant shutdowns, asset impairments and restructurings 0.03 0.04 0.10 0.03 0.06
(Gains) losses from sale of assets and other 0.03 (0.06) (0.24) 0.02 0.12
Goodwill impairment relating to aluminum extrusions business - - - - -
Earnings per share from ongoing operations (diluted) $         0.88 $         0.87 $         1.20 $         1.15 $         1.17
3. The after-tax effects of losses associated with plant shutdowns, asset impairments and restructurings and gains or losses from the sale of assets and other items (which includes unrealized gains and losses for an investment accounted for under the fair value method) have been presented separately and removed from income (loss) and earnings (loss) per share from continuing operations as reported under U.S. GAAP to determine Tredegar’s presentation of net income and earnings per share from ongoing operations.  Net income and earnings per share from ongoing operations are key financial and analytical measures used by Tredegar to gauge the operating performance of its ongoing operations.  They are not intended to represent the stand-alone results for Tredegar’s ongoing operations under GAAP and should not be considered as an alternative to net income or earnings per share from continuing operations as defined by U.S. GAAP.  They exclude items that we believe do not relate to Tredegar’s ongoing operations.  A reconciliation is shown below:

GAAP to Non-GAAP Reconciliations

Notes (continued):
4. Net debt is a non-GAAP financial measure that is not intended to represent debt as defined by GAAP, but is utilized by management in evaluating financial leverage and equity valuation.  A calculation of net debt is showm below:
(In millions) September 30,
2014
Debt $ 138.8
Less: Cash and cash equivalents (51.9)
Net debt $ 86.8
5. Net debt-to-capitalization is a non-GAAP financial measure that is used by management in evaluating financial leverage and equity valuation. The calculation is Net Debt divided by Total Capitalization.
A reconciliation of net debt-to-capitalization is shown below:
(In millions except percentages) September 30,
2014
Net debt (see note 4) (a) $ 86.8
Shareholders' equity (b) 415.0
Net debt-to-capitalization [(a) / (a+b)] 17.3%

GAAP to Non-GAAP Reconciliations

Notes (continued):
6. Operating profit from ongoing operations is used by management to assess profitability.  A reconciliation of operating profit from ongoing operations to net income is shown below:
Operating profit (loss):
YTD YTD LTM
(in thousands)
2010 2011 2012 2013 Q3 2013 Q3 2014 Sept 2014
Film Products:
Ongoing operations 66,718 $     59,493 $     69,950 $     70,966 $     55,351 $     44,891 $     60,506 $
Plant shutdowns, asset impairments and restructurings, gain
from sale of assets and other items (758) (6,807) (109) (671) (364) (12,578) (12,885)
Aluminum Extrusions:
Ongoing operations (4,154) 3,457 9,037 18,291 12,351 18,563 24,503
Plant shutdowns, asset impairments and restructurings, gain
from sale of assets and other items 493 58 (5,427) (2,748) (958) (300) (2,090)
Total 62,299 56,201 73,451 85,838 66,380 50,576 70,034
Interest income 709 1,023 418 594 307 419 706
Interest expense 1,136 1,926 3,590 2,870 2,132 1,751 2,489
Gain on sale of investment property - - - - - 1,208 1,208
Unrealized loss on investment property - - - (1,018) (1,018) - -
Gain (loss) from an investment accounted for under the fair value method (2,200) 1,600 16,100 3,400 100 2,900 6,200
Stock option-based compensation costs 2,064 1,940 1,432 1,155 859 944 1,240
Corporate expenses,net 17,118 16,169 23,443 31,857 24,058 17,291 25,090
Income (loss) from continuing operations before income taxes 40,490 38,789 61,504 52,932 38,720 35,117 49,329
Income taxes 13,649 10,244 18,319 16,995 12,185 12,141 16,951
Income (loss) from continuing operations 26,841 28,545 43,185 35,937 26,535 22,976 32,378
Income (loss) from discontinued operations, net of tax 186 (3,690) (14,934) (13,990) (13,990) 850 850
Net income (loss) 27,027 $     24,855 $     28,251 $     21,947 $     12,545 $     23,826 $     33,228 $

GAAP to Non-GAAP Reconciliations

Notes (continued):
7. Return on invested capital (ROIC) is defined by Tredegar as Adjusted Net Income from Ongoing Operations divided by average Invested Capital where the individual components are defined as follows:
Adjusted Net Income from Ongoing Operations equals:
Income from Ongoing Operations (as previously defined and reconciled in Note 2)
Plus Pension expense excluding service costs, net of taxes
Plus Interest expense, net of tax
Average  Invested Capital is the average of the beginning and ending Invested Capital balance where Invested Capital is defined as follows:
Shareholders equity
Plus Long-term debt
Plus Short-term portion of long-term debt
Plus Accrued pension liability
Minus Cash
Minus Non-operating investments (investment in kaleo, Inc.; Harbinger Capital Special Situations Fund, L.P. and investment real estate property)
ROIC for the LTM ended September 30, 2014 is calculated as follows:
($ millions, except percentages)
Income from Ongoing Operations $         38.3 *
Pension expense 8.6
Less: Service Costs (1.8)
Taxes (34%) (2.3)
Pension expense excluding service costs, net of taxes              4.5
Interest expense 2.5
Taxes (34%) (0.9)
Interest Expense, net of tax              1.6
Adjusted Net Income from Ongoing Operations (a) $         44.4
2014 2013 Average
Shareholders equity $       415.0 $       376.7 $       395.9
Long-term debt           138.8           134.0           136.4
Short-term portion of long-term debt                 -                  -                  -
Accrued pension liability             36.9             77.1             57.0
Less:  Cash            (51.9)            (42.6)            (47.3)
Less:  Non-operating investments
Investment in kaleo, Inc.            (40.0)            (33.8)            (36.9)
Investment in Harbinger Capital Special Situations Fund, L.P.             (1.8)             (3.2)             (2.5)
Investment in real estate property             (2.6)             (5.9)             (4.3)
Invested Capital (b) $       498.3
ROIC (a) / (b) 8.9%
* See Note 2 for additional detail and a reconciliation of this non-GAAP financial measure.
LTM
September 30, 2014
September 30,

GAAP to Non-GAAP Reconciliations

Notes (continued):
8. The pre-tax and after-tax effects of losses associated with plant shutdowns, asset impairments and restructurings and gains or losses from the sale of assets and other items (which includes unrealized gains and losses for an investment accounted for under the fair value method) have been presented separately and removed from income (loss) from continuing operations as reported under U.S. GAAP to determine Tredegar’s presentation of net income from ongoing operations.  Net income from ongoing operations is a key financial and analytical measure used by Tredegar to gauge the operating performance of its ongoing operations.  It is not intended to represent the stand-alone results for Tredegar’s ongoing operations under U.S. GAAP and
should not be considered as an alternative to net income from continuing operations as defined by U.S. GAAP.   It excludes items that we believe do not
relate to Tredegar’s ongoing operations.  A reconciliation of the pre-tax and post-tax balances attributed to net income from ongoing operations for the nine months ended June 30, 2014 and 2013 are shown below in order to show its impact upon the effective tax rate:
(in millions)
Pre-Tax Taxes After-Tax Effective Tax Rate
Nine Months Ended September 30, 2014 (a)     (b) (b)/(a)
Net income (loss) from continuing operations as reported under U.S. GAAP $         35.1 $         12.1 $         23.0 35%
(Gains) losses associated with plant shutdowns, asset impairments and restructurings              2.7              1.0              1.7
(Gains) losses from sale of assets and other              6.9              2.1              4.8
Net income from ongoing operations $         44.7 $         15.2 $         29.5 34%
Nine Months Ended September 30, 2013
Net income (loss) from continuing operations as reported under U.S. GAAP $         38.7 $         12.2 $         26.5 32%
(Gains) losses associated with plant shutdowns, asset impairments and restructurings              0.8              0.3              0.5
(Gains) losses from sale of assets and other              1.6              0.1              1.5
Net income from ongoing operations $         41.1 $         12.6 $         28.5 31%

Investor Presentation November 2014